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                                                                    Exhibit 23-c



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our reports dated November 9, 1999, appearing in and incorporated by reference in this Annual Report on Form 10-K of Meritor Automotive, Inc. for the year ended September 30, 1999 in the following Registration Statements of Meritor Automotive, Inc.:

Form        Registration  No        Purpose
S-8         333-35403               Meritor Automotive, Inc. Savings Plan

S-8         333-35407               Meritor Automotive, Inc. Long Term
                                    Incentives Plan



DELOITTE & TOUCHE LLP

Detroit, Michigan
December 17, 1999